                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Information Statement         [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                           THE TARGET PORTFOLIO TRUST
                   STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         THE TARGET PORTFOLIO TRUST(R)
                      LARGE CAPITALIZATION VALUE PORTFOLIO

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                JANUARY   , 2002

                            ------------------------

TO THE SHAREHOLDERS:

     On October 22, 2001, at a special meeting of the Boards of Trustees of The Target Portfolio Trust(R) (Target) and Strategic Partners Style Specific Funds (formerly known as the Target Funds) (Style Specific and, collectively with Target, the Trusts), the Trustees approved new subadvisory agreements for the Large Capitalization Value Portfolio, a series of Target, and the Strategic Partners Large Capitalization Value Fund, a series of Style Specific. The subadvisory agreements approved by the Boards of Trustees were entered into between Prudential Investments LLC, formerly Prudential Investments Fund Management LLC, each Trust's investment manager, and Hotchkis and Wiley Capital Management, LLC. This information statement informs you of the circumstances surrounding the Boards' approval of the new subadvisory agreements and provides you with an overview of their terms.

                                          By order of the Boards,

                                          GEORGE P. ATTISANO
                                            Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(R)
                      LARGE CAPITALIZATION VALUE PORTFOLIO

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND

                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                JANUARY   , 2002

                            ------------------------

     This information statement is being furnished to the shareholders of the Large Capitalization Value Portfolio (the Portfolio), a series of The Target Portfolio Trust (Target) and Strategic Partners Large Capitalization Value Fund (the Fund), a series of Strategic Partners Style Specific Funds (Style Specific) (collectively, Target and Style Specific are called the Trusts) in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (SEC). The exemptive order permits the Trusts' manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.

     Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is organized as a Delaware business trust. The Trusts' trustees are referred to here as the "Boards," "Board Members" or "Trustees." The Trusts' principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Portfolio and the Fund (collectively, the Series) as of October 22, 2001 with this information statement. This information statement relates to the approval by the Trustees of new subadvisory agreements dated October 22, 2001 between Prudential Investments LLC, formerly Prudential Investments Fund Management LLC (PI or the Manager), and Hotchkis and Wiley Capital Management, LLC (H&W), with respect to the Portfolio and the Fund (collectively, the Subadvisory Agreements), copies of which are attached hereto as Exhibit A. H&W replaces Mercury Advisors, an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., which had served as subadviser to each of the Series under subadvisory agreements dated November 12, 1996 in the case of the Portfolio, and September 17, 1999, in the case of the Fund. Each of those subadvisory agreements terminated on October 9, 2001, as a result of a sale by Mercury Advisors to H&W of its interests under those agreements. The previous subadvisory agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contracts and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), on May 22, 2001.

     H&W will pay for the costs associated with preparing and distributing this information statement to each Series' respective shareholders. This information
statement will be mailed on or about January   , 2002.

THE TARGET PROGRAM

     Target consists of ten separate investment portfolios, including the Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation proposals with respect to the portfolios based on an evaluation of the investor's investment objectives and risk tolerances. The Target Program or shares of Target (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services that maintain securities accounts with Prudential Securities Incorporated

(Prudential Securities) and to certain fee-based programs sponsored by Prudential Securities and its affiliates, which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts, other than Individual Retirement Accounts and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.50% of assets held in a Target Program account invested in equity portfolios, such as the Portfolio, and 1.00% of assets invested in income portfolios. For Plans, the quarterly advisory fee is charged at the maximum annual rate of 1.25% and 1.35% of assets invested in equity portfolios and income portfolios, respectively.

THE MANAGER

     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' manager under management agreements dated as of November 9, 1992, as amended on April 1, 1994, in the case of Target, and August 25, 1999, in the case of Style Specific. Prior to November 1, 2001, PI was known as Prudential Investments Fund Management LLC. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion. Information concerning the Trusts' current management arrangements can be found in Exhibit B. Information concerning officers of the Trusts is set forth in Exhibit C.

SHAREHOLDER REPORTS

     Target's most recent annual report for the fiscal year ended December 31, 2000 and semi-annual report for the six month period ended June 30, 2001 have been sent to its shareholders. Style Specific's annual report for the fiscal year ended July 31, 2001 has been sent to its shareholders. Each Trust's most recent annual and semi-annual reports may be obtained, without charge, by writing the applicable Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     The table below sets forth each Series' net asset value and number of outstanding shares as of November 30, 2001.

PORTFOLIO                                              NET ASSET VALUE    SHARES OUTSTANDING
---------                                              ---------------    ------------------
Portfolio............................................   $272,334,553          22,244,497
Fund
  Class A............................................   $  9,436,686             919,476
  Class B............................................   $ 21,216,914           2,083,344
  Class C............................................   $ 17,627,888           1,730,930

     Information on shareholders owning beneficially 5% or more of the shares of either the Portfolio or the Fund on November 30, 2001 is set forth in Exhibit D. To the knowledge of management, the executive officers and Trustees of the Trusts (who are the same for each Trust), as a group, owned less than 1% of the outstanding shares of either the Portfolio or the Fund as of November 30, 2001.

                           NEW SUBADVISORY AGREEMENTS

     On October 22, 2001, the Trustees, including a majority of the Independent Trustees, approved the Subadvisory Agreements. Mercury Advisors served as subadviser to the Series under subadvisory agreements that automatically terminated on October 9, 2001. In a transaction that closed on October 9, 2001 (the Transaction), H&W purchased from Mercury Advisors its Los Angeles-based domestic equity asset management business, including Mercury Advisors' rights under the former subadvisory agreements, resulting in their automatic termination. From October 9, 2001 until October 22, 2001, H&W, a newly registered investment adviser, almost all of whose employees formerly were employed by Mercury Advisors, managed the Series at H&W's cost under a continuation of services agreement with PI. Sheldon J. Lieberman, who managed Mercury Advisors' portion of the Series, continues to manage the Series on behalf of H&W.

     The Transaction resulted in an assignment of Mercury Advisors' original subadvisory agreements with respect to the Series. Under Section 15 of the 1940 Act and the terms of the original subadvisory agreements, the agreements automatically terminated when this assignment occurred. For the period from October 9, 2001 to October 22, 2001, H&W was reimbursed at cost for managing its portion of the assets of the Series. For the fiscal year ended December 31, 2000, Mercury Advisors received $354,173 in connection with the management of the Portfolio. Mercury Advisors received advisory fees of $62,962 in connection with the management of the Fund for the fiscal year ended July 31, 2001.

     The Subadvisory Agreements contain substantially similar terms and conditions as the subadvisory agreements in effect prior to October 9, 2001, except as more fully described below under "Board Consideration of Subadvisory Agreements." See "Terms of Subadvisory Agreements" below. H&W renders investment advice to each Series in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of each Series, subject to the supervision of PI. The remaining portion of each Series is subadvised by another subadviser that is not affiliated with Prudential, apart from its service as subadviser.

     Section 15 of the 1940 Act requires that a majority of each Series' outstanding voting securities approve its subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to Target, PI and any future open-end management investment company managed by PI, provided that such investment company operates in substantially the same manner as Target and complies with the conditions of the order (including Style Specific, which commenced operations on November 3, 1999). According to the SEC's order, which is subject to a number of conditions (including approval by each Trust's shareholders, which approval was received on October 30, 1996 in the case of Target, and on September 13, 1999 in the case of Style Specific), PI may now enter into subadvisory agreements on behalf of each Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreements did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS

     At a special telephonic meeting of each Board held on September 19, 2001, at which all of the Trustees were in attendance, each Board of Trustees approved the continuation of management of the assets of the Series by H&W for the period from October 9, 2001 until new subadvisory agreements could be approved at an in-person meeting of the Boards of Trustees.

     At a special meeting of each Board held on October 22, 2001, at which a majority of the Trustees were in attendance, including a majority of the Independent Trustees, the Trustees considered and approved the Subadvisory Agreements. In considering the approval of the Subadvisory Agreements, the Trustees, including all of the Independent Trustees in attendance, considered whether the approval of each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Series. At the meeting, the Trustees reviewed materials furnished by management and H&W and discussed the Transaction with a representative of H&W.

     The Trustees discussed and reviewed the terms of the Subadvisory Agreements. With the exception of the subadviser's name and the dates of execution, effectiveness and termination, and new provisions described in the following sentence, the terms of the Subadvisory Agreements are identical to those of the corresponding subadvisory agreements in effect with Mercury Advisors prior to October 9, 2001. The new provisions relate to: (1) each party's representation of its due organization, experience and good standing in its state of organization, its due qualification to conduct business where necessary and its due authorization to enter into and perform the Agreements,
(2) PI's continual evaluation of H&W's performance and periodic reports to the Boards, (3) a requirement that H&W give PI notice of any anticipated change in control of H&W and H&W make its employees available to consult with those associated with the Trust,
(4) H&W's permission that its associated persons serve as Trust officers or Trustees, if elected, (5) the place where communications pursuant to the Subadvisory Agreements should be delivered, (6) the agreement of each party that there are no other understandings regarding the transaction contemplated by the Subadvisory Agreements, and (7) an understanding that a waiver of a portion of an Agreement is not a waiver of any other part of the Agreements, and if a portion of an Agreement is held or made invalid, the remainder of the Subadvisory Agreements will continue to be valid. It was noted that the subadvisory fee would be at the same rate as the fee that Mercury Advisors had received prior to October 9, 2001. Based upon their review, the Trustees concluded that each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Series. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, approved the Subadvisory Agreements.

INFORMATION CONCERNING H&W

     H&W is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of H&W, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc. (a diversified holding company). HWCap Holdings owns 59% and Stephens-H&W owns 40% of the outstanding shares of H&W. H&W's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. As of November 30, 2001, H&W had approximately $4.5 billion of assets under management.

     Exhibit E contains information about the other mutual funds managed by H&W with investment objectives and strategies similar to those of the Series. Exhibit E also lists the principal executive officers of H&W.

     Pursuant to each Subadvisory Agreement, H&W manages a portion of the assets of the Series. J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of J.P. Morgan Chase & Co., located at 522 Fifth Avenue, New York, NY 10036, manages the remaining portion of each Series.

TERMS OF SUBADVISORY AGREEMENTS

     The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements that are attached as Exhibit A to this information statement.

     Under the Subadvisory Agreements, H&W is compensated by PI (and not the Series) at an annual rate of 0.30% of each Series' average net assets managed by H&W. The Subadvisory Agreements provide that, subject to PI's and the Board of Trustees' supervision, H&W is responsible for managing the investment operations of its portion of each Series and for making investment decisions and placing orders to purchase and sell securities for its portion of each Series, all in accordance with the investment objective and policies of each Series as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the 1940 Act, H&W also provides PI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.

     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the relevant Series, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Series, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by H&W or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, H&W will not be liable for any act or omission in connection with its activities as subadviser to the Series.

SHAREHOLDER PROPOSALS

     As Delaware business trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or a Trust's Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          GEORGE P. ATTISANO,
                                            Secretary

Dated: January   , 2002

                                                                       EXHIBIT A

                           SUBADVISORY AGREEMENT WITH
                   HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

                           THE TARGET PORTFOLIO TRUST

                      LARGE CAPITALIZATION VALUE PORTFOLIO

     Agreement made as of this 22nd day of October, 2001, between Prudential Investments Fund Management LLC, a New York limited liability company ("PIFM" or the "Manager"), and Hotchkis and Wiley Capital Management, LLC (the "Subadviser"), a Delaware limited liability company.

     WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992 (the "Management Agreement"), with The Target Portfolio Trust (the "Trust"), a Delaware business trust, on behalf of the Large Capitalization Value Portfolio (the "Portfolio"), a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the "1940 Act"), pursuant to which PIFM acts as Manager of the Portfolio; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties hereby agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Portfolio's Prospectus or as the Board of Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

             (iv) The Subadviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Portfolio with respect to any matter discussed herein, including, without limitation, the valuation of the Portfolio's securities.

             (v) The Subadviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Portfolio in a "manager-of-managers" style, the Manager will, among other things,
        (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

          (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

          (c) The Subadviser shall keep the Portfolio's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Portfolio are the property of the Portfolio, and the Subadviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

          (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

          (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

     2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

     3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

     4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Portfolio's average daily net assets of the portion of the Portfolio managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

     5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Portfolio, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940
Act) of the Subadviser.

     Any notice or other communication required to be given pursuant to Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439, Attention: Compliance Department.

     7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or the Portfolio to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the

Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     9. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be obtained in conformity with the requirements of the 1940 Act.

     10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          HOTCHKIS AND WILEY CAPITAL
                                          MANAGEMENT, LLC

                                          By: /s/ NANCY CELICK
                                            ------------------------------------
                                            Nancy Celick
                                            Chief Operating Officer

                                                                      SCHEDULE A

           SUBADVISORY AGREEMENT DATED OCTOBER 22, 2001 BETWEEN PIFM
                AND HOTCHKIS AND WILEY WITH RESPECT TO THE LARGE
     CAPITALIZATION VALUE PORTFOLIO, A SERIES OF THE TARGET PORTFOLIO TRUST

                             COMPENSATION SCHEDULE

     Annual fee payable to the Subadviser as a percentage of average daily net assets of the Portfolio managed by the Subadviser:

     0.30% on the Portfolio's assets managed by the Subadviser.

     As of October 22, 2001

                           SUBADVISORY AGREEMENT WITH
                   HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                            (FORMERLY, TARGET FUNDS)

               STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND
                  (FORMERLY, LARGE CAPITALIZATION VALUE FUND)

     Agreement made as of this 22nd day of October, 2001, between Prudential Investments Fund Management LLC, a New York limited liability company ("PIFM" or the "Manager"), and Hotchkis and Wiley Capital Management, LLC (the "Subadviser"), a Delaware limited liability company.

     WHEREAS, the Manager has entered into a Management Agreement, dated August 25, 1999 (the "Management Agreement"), with Strategic Partners Style Specific Funds (formerly known as Target Funds) (the "Trust"), a Delaware business trust, on behalf of the Strategic Partners Large Capitalization Value Fund (formerly known as the Large Capitalization Value Fund) (the "Fund"), a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the "1940 Act"), pursuant to which PIFM acts as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties hereby agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the

        Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

             (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
        (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

             (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

             (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

             (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

             (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

             (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

          4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

          5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Fund, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

          Any notice or other communication required to be given pursuant to
     Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
     Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439, Attention: Compliance Department.

          7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT, LLC

                                          BY: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          HOTCHKIS AND WILEY CAPITAL
                                          MANAGEMENT LLC

                                          By: /s/ NANCY CELICK
                                            ------------------------------------
                                            Nancy Celick
                                            Chief Operating Officer

                                                                      SCHEDULE A

           SUBADVISORY AGREEMENT DATED OCTOBER 22, 2001 BETWEEN PIFM
         AND HOTCHKIS AND WILEY WITH RESPECT TO THE STRATEGIC PARTNERS
        LARGE CAPITALIZATION VALUE FUND, A SERIES OF STRATEGIC PARTNERS
                              STYLE SPECIFIC FUNDS

                             COMPENSATION SCHEDULE

     Annual fee payable to the Subadviser as a percentage of average daily net assets of the Fund managed by the Subadviser:

     0.30% on the Fund's assets managed by the Subadviser.

     As of October 22, 2001

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS

THE MANAGER

     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of November 9, 1992, as amended on April 1, 1994, in the case of Target, and August 25, 1999 in the case of Style Specific, and renewed thereafter as required by the 1940 Act.

     The Management Agreements were last approved by the Trustees of the Trust, including a majority of the Independent Trustees, on May 22, 2001. The Management Agreements were approved by the sole shareholder of the Trusts on October 14, 1992 in the case of Target, and on September 13, 1999 in the case of Style Specific.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for each Trust, PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolios, including the purchase, retention, disposition and loan of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager also reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of each Trust. PI also administers each Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trusts' custodian, and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PI for the Trusts are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

     PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreements may be furnished by any such directors, officers or employees of PI.

     In connection with its management of the business affairs of the Trusts, PI bears the following expenses:

          (a) the salaries and expenses of all of its and each Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of PI or a portfolio's subadviser(s);

          (b) all expenses incurred by PI or by each Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and the subadviser.

     For its services, PI is compensated by each portfolio of the Trust. The table below sets forth the annual management fee for each Series (shown as a percentage of its average daily net assets).

SERIES                                                        MANAGEMENT FEE
------                                                        --------------
Portfolio...................................................       0.60%
Fund........................................................       0.70%

     The Management Agreement with Target also provides that, in the event the expenses of the Trust (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to Target. No such reductions were required during Target's last fiscal year. No jurisdiction currently limits the Trusts' expenses.

     Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. Under the terms of the Management Agreement for Style Specific, Style Specific also is responsible for paying distribution and service fees.

     The Management Agreements provide that PI will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty as to the Series by the Trustees of the relevant Trust, by vote of a majority of the relevant Series' outstanding voting securities (as defined in the 1940 Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.

INFORMATION ABOUT PI

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential, a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

     PI acts as manager for the following investment companies, in addition to the Trusts:

     COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc.,

Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds and The Prudential Investment Portfolios, Inc.

PI'S DIRECTORS AND OFFICERS

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                      POSITION WITH PI                 PRINCIPAL OCCUPATIONS
----                                      ----------------                 ---------------------
David R. Odenath, Jr..............  Officer in Charge,            Officer in Charge, President, Chief
                                      President, Chief Executive    Executive Officer and Chief Operating
                                      Officer and Chief             Officer, PI; Senior Vice President,
                                      Operating Officer             Prudential
Catherine Brauer..................  Executive Vice President      Executive Vice President, PI
John L. Carter....................  Executive Vice President      Executive Vice President, PI
Robert F. Gunia...................  Executive Vice President and  Executive Vice President and Chief
                                      Chief Administrative          Administrative Officer, PI; Vice
                                      Officer                       President, Prudential; President,
                                                                    Prudential Investment Management
                                                                    Services LLC (PIMS)
William V. Healey.................  Executive Vice President,     Executive Vice President, Chief Legal
                                      Chief Legal Officer and       Officer and Secretary, PI; Vice
                                      Secretary                     President and Associate General
                                                                    Counsel, Prudential; Senior Vice
                                                                    President, Chief Legal Officer and
                                                                    Secretary, PIMS
Marc S. Levine....................  Executive Vice President      Executive Vice President, PI
Judy A. Rice......................  Executive Vice President      Executive Vice President, PI
Ajay Sawhney......................  Executive Vice President      Executive Vice President, PI
Lynn M. Waldvogel.................  Executive Vice President      Executive Vice President, PI

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts under separate distribution agreements with each Trust. PIMS is a subsidiary of Prudential. No payments are made to PIMS for serving as distributor to Target. Pursuant to separate distribution and service plans (the Plans) adopted under Rule 12b-1 under the 1940 Act, the portfolios of Style Specific bear the expense of distribution and service fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For the fiscal year ended July 31, 2001, PIMS received distribution and servicing fees aggregating $351,307 ($18,913 for Class A, $171,884 for Class B and $160,510 for Class C) from the Fund.

     PIMS has advised Style Specific of its receipt of front-end sales charges of $74,000 and $50,000 resulting from sales of Class A and Class C shares of the Fund, respectively, during the fiscal year ended July 31, 2001. From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised Style Specific that for the fiscal year ended July 31, 2001, it received $39,000 and $28,000 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Fund, respectively.

     The Trusts' transfer agent is PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $133,000 for its services in connection with the Portfolio during the fiscal year ended December 31, 2000 and $79,000 for the six month period ended June 30, 2001. PMFS received $50,000 for its services in connection with the Fund during the fiscal year ended July 31, 2001.

BROKERAGE

     During the fiscal year ended December 31, 2000 and the six months ended June 30, 2001, the Portfolio paid $24,300 and $1,698, respectively, in commissions to Prudential Securities, an indirect, wholly owned subsidiary of Prudential. The Fund paid $917 in commissions to Prudential Securities for the fiscal year ended July 31, 2001.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

                                           OFFICE(S) WITH
NAME (AGE)                          TARGET AND STRATEGIC PARTNERS           PRINCIPAL OCCUPATIONS
----------                          -----------------------------           ---------------------
David R. Odenath, Jr. (44)........  Trustee and President          President (since June 1999) of
                                                                     Prudential Investments; Officer in
                                                                     Charge, President, Chief Executive
                                                                     Officer and Chief Operating Officer
                                                                     (since June 1999) of PI; Senior Vice
                                                                     President (since June 1999),
                                                                     Prudential; formerly Senior Vice
                                                                     President (August 1993-May 1999)
                                                                     PaineWebber Group, Inc.
Robert F. Gunia (55)..............  Trustee and Vice President     Executive Vice President and Chief
                                                                     Administrative Officer (since June
                                                                     1999) of Prudential Investments;
                                                                     Executive Vice President and Treasurer
                                                                     (since December 1996) of PI; President
                                                                     (since April 1999) of PIMS; Corporate
                                                                     Vice President (since September 1997)
                                                                     of The Prudential Insurance Company of
                                                                     America (Prudential); formerly Senior
                                                                     Vice President (March 1987-May 1999)
                                                                     of Prudential Securities; formerly
                                                                     Chief Administrative Officer (July
                                                                     1989-September 1996), Director
                                                                     (January 1989-September 1996) and
                                                                     Executive Vice President, Treasurer
                                                                     and Chief Financial Officer (June
                                                                     1987-December 1996) of Prudential
                                                                     Mutual Fund Management, Inc. (PMF);
                                                                     Vice President and Director (since May
                                                                     1989) of The Asia Pacific Fund, Inc.
Grace C. Torres (42)..............  Treasurer and Principal        Senior Vice President (since January
                                      Financial and Accounting       2000) of PI; formerly First Vice
                                      Officer                        President (December 1996-January 2000)
                                                                     of PI and First Vice President (March
                                                                     1993-1999) of Prudential Securities.
George P. Attisano (46)...........  Secretary                      Vice President and Corporate Counsel
                                                                     (formerly Assistant General Counsel)
                                                                     of Prudential and Vice President and
                                                                     Assistant Secretary of PI (September
                                                                     2000); formerly Associate Attorney of
                                                                     Kramer Levin Naftalis & Frankel LLP
                                                                     (April 1998-September 2000) and
                                                                     Associate Attorney of Willkie Farr &
                                                                     Gallagher (September 1996-April 1998).

                                           OFFICE(S) WITH
NAME (AGE)                          TARGET AND STRATEGIC PARTNERS           PRINCIPAL OCCUPATIONS
----------                          -----------------------------           ---------------------
William V. Healey (48)............  Assistant Secretary            Vice President and Associate General
                                                                     Counsel (since 1998) of Prudential;
                                                                     Executive Vice President, Secretary
                                                                     and Chief Legal Officer (since
                                                                     February 1999) of PI; Senior Vice
                                                                     President, Chief Legal Officer and
                                                                     Secretary (since December 1998) of
                                                                     PIMS; Executive Vice President, Chief
                                                                     Legal Officer and Secretary (since
                                                                     February 1999) of PMFS; Director
                                                                     (since June 1999) of ICI Mutual
                                                                     Insurance Company; prior to August
                                                                     1998, Associate General Counsel of the
                                                                     Dreyfus Corporation (Dreyfus), a
                                                                     subsidiary of Mellon Bank, N.A.
                                                                     (Mellon Bank), and an officer and/or
                                                                     director of various affiliates of
                                                                     Mellon Bank and Dreyfus.

                                                                       EXHIBIT D

                            SHAREHOLDER INFORMATION

     The following table sets forth information about persons who owned beneficially 5% or more of the outstanding shares of the Fund as of November 30, 2001.

                                                  NUMBER OF SHARES    PERCENT
NAME AND ADDRESS OF SHAREHOLDER  CLASS OF SHARES  HELD BENEFICIALLY   OF CLASS
-------------------------------  ---------------  -----------------   --------
Pru Defined Contribution FBO         Class A           102,804         11.2%
PRU-NON-TRUST ACCOUNTS
Attn: PMFS Coordinator
30 Scranton Office Park
Moosic, PA 18507

     As of November 30, 2001, there were no beneficial owners of 5% or more of the Portfolio's outstanding shares.

     The following table sets forth the amount and percentage of shares of the Series that Prudential Securities held of record as of November 30, 2001.

                         NUMBER OF SHARES    PERCENT
SERIES  CLASS OF SHARES  HELD BENEFICIALLY   OF CLASS
------  ---------------  -----------------   --------
Portfolio N/A               22,114,362        11.2%
Fund    Class A                568,289        62.0%
Fund    Class B              1,419,676        68.0%
Fund    Class C              1,596,261        93.0%

                                                                       EXHIBIT E

                           OTHER FUNDS MANAGED BY H&W

     The following table sets forth information relating to the other registered investment company portfolios for which H&W acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Series.

                                                                 ANNUAL                 APPROXIMATE NET
                                                             MANAGEMENT FEE               ASSETS AS OF
FUND                                                 (AS A % OF AVERAGE NET ASSETS)    NOVEMBER 30, 2001*
----                                                 ------------------------------    ------------------
AMR Investment Services Trust......................             0.23%                     $216 million
-- American AAdvantage Funds -- American
   AAdvantage Large Cap Value Fund
-- American AAdvantage Mileage Funds -- American
   AAdvantage Large Cap Value Mileage Fund
Mercury HW Funds
-- Mercury HW Large Cap Value Fund.................             0.75%                     $ 31 million
-- Mercury HW Equity Fund for Insurance
   Companies.......................................   0.60% of 1st $10 million,           $ 47 million
                                                          0.50% thereafter

---------------
* Net assets of the portion advised by H&W (on which fee is based).

                                  H&W MANAGEMENT

     The table below lists the name, address, position with H&W and principal occupation during the past five years for the principal executive officers and directors of H&W.

NAME AND ADDRESS                                POSITION WITH H&W AND PRINCIPAL OCCUPATION
----------------                                ------------------------------------------
George H. Davis, Jr., 725 S. Figueroa           Member of Executive Committee and Chief
Street, 39th Floor, Los Angeles,                  Executive Officer of H&W (since 2001);
California 90017                                  Managing Director of Merrill Lynch
                                                  Investment Managers, L.P. (MLIM)
                                                  (1996-2001).
Nancy D. Celick, 725 S. Figueroa Street,        Member of Executive Committee and Chief
39th Floor, Los Angeles, California 90017         Operating Officer of H&W (since 2001);
                                                  First Vice President of MLIM (2000-
                                                  2001); Director of MLIM (1996-1999).
Warren A. Stephens, 111 Center Street,          Member of Executive Committee of H&W
Little Rock, Arkansas 72201                       (since 2001) and President and Chief
                                                  Executive Officer of Stephens Inc.
Jon E. M. Jacoby, 111 Center Street,            Member of Executive Committee of H&W
Little Rock, Arkansas 72201                       (since 2001) and Senior Executive Vice
                                                  President of Stephens Inc.

                                       E-1